United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2015

CHINA GREEN AGRICULTURE, INC.
(Exact name of Registrant as specified in charter)

Nevada	001-34260	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3rd Floor, Borough A, Block A. No. 181,

South Taibai Road, Xi’an, Shaanxi Province

People’s Republic of China 710065

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On September 14, 2015, China Green Agriculture, Inc., a corporation incorporated in the State of Nevada (the “Company”), issued a press release announcing (i) certain financial results for the fiscal year ended June 30, 2015; (ii) guidance for the revenues and net incomes for the fiscal year ended June 30, 2016 and the first quarter ended September 30, 2015; and (iii) a conference call to be held by the Company on Monday, September 14, 2014 at 7:00 a.m. Eastern Time to discuss the results of operations for the year ended June 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release, dated September 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2015

CHINA GREEN AGRICULTURE, INC.
(Registrant)

By:	/s/ Tao Li
Name:	Tao Li
Title:	President and Chief Executive Officer